                                               Exhibit  4(i)




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                 AMENDED AND RESTATED DECLARATION

                             OF TRUST



                       SI FINANCING TRUST I

                        Dated as of , 1996

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                        TABLE OF CONTENTS

DECLARATION OF TRUST

ARTICLE I  INTERPRETATION AND DEFINITIONS

      SECTION 1.1    Definitions

ARTICLE II      TRUST INDENTURE ACT

      SECTION 2.1    Trust Indenture Act; Application
      SECTION 2.2    Lists of Holders of Securities
      SECTION 2.3    Reports by the Property Trustee
      SECTION 2.4    Periodic Reports to Property Trustee
      SECTION 2.5    Evidence of Compliance with Conditions
                     Precedent
      SECTION 2.6    Events of Default; Waiver
      SECTION 2.7    Event of Default; Notice

ARTICLE III     ORGANIZATION

      SECTION 3.1    Name
      SECTION 3.2    Office
      SECTION 3.3    Purpose
      SECTION 3.4    Authority
      SECTION 3.5    Title to Property of the Trust
      SECTION 3.6    Powers and Duties of the Regular Trustees
      SECTION 3.7    Prohibition of Actions by the Trust and
                     the Trustees
      SECTION 3.8    Powers and Duties of the Property Trustee
      SECTION 3.9    Certain Duties and Responsibilities of the
                     Property Trustee
      SECTION 3.10   Certain Rights of Property Trustee
      SECTION 3.11   Delaware Trustee
      SECTION 3.12   Execution of Documents
      SECTION 3.13   Not Responsible for Recitals or Issuance of
                     Securities
      SECTION 3.14   Duration of Trust
      SECTION 3.15   Mergers

ARTICLE IV      SPONSOR

      SECTION 4.1    Sponsor's Purchase of Common Securities
      SECTION 4.2    Responsibilities of the Sponsor

ARTICLE V  TRUSTEES

      SECTION 5.1    Number of Trustees
      SECTION 5.2    Delaware Trustee
      SECTION 5.3    Property Trustee; Eligibility

      SECTION 5.4    Qualifications of Regular Trustees and
                     Delaware Trustee Generally
      SECTION 5.5    Initial Trustees
      SECTION 5.6    Appointment, Removal and Resignation of


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Trustees
      SECTION 5.7    Vacancies Among Trustees
      SECTION 5.8    Effect of Vacancies
      SECTION 5.9    Meetings
      SECTION 5.10   Delegation of Power

ARTICLE VI      DISTRIBUTIONS

      SECTION 6.1    Distributions

ARTICLE VII     ISSUANCE OF SECURITIES

      SECTION 7.1    General Provisions Regarding Securities

ARTICLE VIII    TERMINATION OF TRUST

      SECTION 8.1    Termination of Trust

ARTICLE IX      TRANSFER OF INTERESTS

      SECTION 9.1    Transfer of Securities
      SECTION 9.2    Transfer of Certificates
      SECTION 9.3    Deemed Security Holders
      SECTION 9.4    Book-Entry Interests
      SECTION 9.5    Notices to Clearing Agency
      SECTION 9.6    Appointment of Successor Clearing Agency
      SECTION 9.7    Definitive Preferred Security Certificates
      SECTION 9.8    Mutilated, Destroyed, Lost or Stolen
Certificates

ARTICLE X  LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
           TRUSTEES OR OTHERS


      SECTION 10.1   Liability
      SECTION 10.2   Exculpation
      SECTION 10.3   Fiduciary Duty
      SECTION 10.4   Indemnification and Compensation
      SECTION 10.5   Outside Businesses

ARTICLE XI      ACCOUNTING

      SECTION 11.1   Fiscal Year
      SECTION 11.2   Certain Accounting Matters

      SECTION 11.3   Banking
      SECTION 11.4   Withholding

ARTICLE XII     AMENDMENTS AND MEETINGS

      SECTION 12.1   Amendments
      SECTION 12.2   Meetings of the Holders of Securities;
                     Action by Written Consent

ARTICLE XIII    REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE
                TRUSTEE


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      SECTION 13.1   Representations and Warranties of Property
                     Trustee
      SECTION 13.2   Representations and Warranties of Delaware
                     Trustee

ARTICLE XIV     MISCELLANEOUS

      SECTION 14.1   Notices
      SECTION 14.2   Governing Law
      SECTION 14.3   Intention of the Parties
      SECTION 14.4   Headings
      SECTION 14.5   Successors and Assigns
      SECTION 14.6   Partial Enforceability
      SECTION 14.7   Counterparts
      SECTION 14.8   Covenant Regarding Voting Rights

EXHIBIT A - Terms of Securities

      Annex I -  Form of Preferred Security
      Annex II - Form of Common Security

EXHIBIT B - Specimen of Subordinated Debt Security

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CROSS-REFERENCE TABLE*

Section of
Trust Indenture Act                                 Section of
of 1939, as amended                                 Declaration

310(a)                                              5.3(a)
310(b)                                              5.3(c)
310(c)                                              Inapplicable
311(a)                                              2.2(b)
311(b)                                              2.2(b)
311(c)                                              Inapplicable
312(a)                                              2.2(a)
312(b)                                              2.2(b)
313                                                 2.3
314(a)                                              2.4
314(b)                                              Inapplicable
314(c)                                              2.5
314(d)                                              Inapplicable
314(e)                                              2.4
314(f)                                              Inapplicable
315(a)                                              3.9(b)
315(b)                                              2.7
315(c)                                              3.9(a)
315(d)                                              3.9(b)
316(a)                                              2.6; Exhibit
A
316(c)                                              3.6(e)
317(a)                                              3.8(g)
317(b)                                              3.8(h)
318(a)                                              2.1(c)
318(b)                                              Inapplicable
318(c)                                              2.1(c)


* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                       AMENDED AND RESTATED
                       DECLARATION OF TRUST
                                OF
                       SI FINANCING TRUST I
                              , 1996

           AMENDED AND RESTATED DECLARATION OF TRUST
("Declaration") dated and effective as of , 1996 by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Salomon Inc, a Delaware corporation, as trust sponsor, and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

           WHEREAS, the Trustees and the sponsor established a trust (the "Trust") under the Business Trust Act pursuant to a Declaration of Trust, dated as of April 25, 1996 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on April 25, 1996, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Subordinated Debt Securities of the Subordinated Debt Securities Issuer;

           WHEREAS, as of the date hereof, no interests in the Trust have been issued;

           WHEREAS, all of the Trustees and the sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

           NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                            ARTICLE I

                  INTERPRETATION AND DEFINITIONS

SECTION 1.1     Definitions.

           (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                                 6

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           (b)  A term defined anywhere in this Declaration has
the same meaning   throughout;

           (c) All references to "the Declaration" or "this
Declaration" are to this Declaration of Trust as modified, supplemented or amended from time to time;

           (d) All references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

           (e) A term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

           (f) A reference to the singular includes the plural and vice versa.

           "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

           "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

           "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

           "Business Day" means any day that is not a Saturday, Sunday or a day on which the New York Stock Exchange, Inc. or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to be closed.

           "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et. seq., as it may be amended from time to time.

           "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

           "Clearing Agency" means an organization registered as

a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Preferred Securities.


                                 7

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           "Clearing Agency Participant" means a broker, dealer,
bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

           "Closing Date" means              , 1996.

           "Code" means the Internal Revenue Code of 1986, as amended, and as may be amended from time to time after the date hereof.

           "Collateral Agent" means The Bank of New York, as collateral agent under the Pledge Agreement, or any successor thereto.

           "Commission" means the Securities and Exchange
Commission.

           "Common Security" has the meaning specified in Section
7.1(a).

           "Common Security Certificate" means a definitive certificate in fully registered form representing a Common
Security substantially in the form of Annex II to Exhibit A.

           "Common Securities Guarantee" means the guarantee agreement to be dated as of , 1996 of the Sponsor in respect of the Common Securities.

           "Covered Person" means:

           (a) any officer, director, shareholder, partner, member, representative, employee or agent of:

                (i)  the Trust; or

                 (ii) the Trust's Affiliates; and

           (b)  any Holder of Securities.


           "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

           "Delaware Trustee" has the meaning set forth in Section
5.2.

           "Depositary" means DTC or its successor.

           "Direction" by a Person means a written direction signed:

           (a) if the Person is a natural person, by that Person;

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or

           (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

           "Direct Action" has the meaning set forth under Section
3.8(e) herein.

           "Dissolution Tax Opinion" has the meaning set forth in
Section 4(b) of the terms of the Securities as set forth in Exhibit A.

           "Distribution" has the meaning set forth in Section
6.1.

           "DTC" means The Depository Trust Company, the initial
Depositary.

           "Exchange Act" means the Securities Exchange Act of
1934, as amended from time to time or any successor statute.

           "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Subordinated Debt Securities.

           "Fifth Anniversary Put Option Exercise Date" has the meaning set forth in Section 5(a) of the terms of the Securities as set forth in Exhibit A.

           "Fiscal Year" has the meaning set forth in Section
11.1.


           "Global Certificate" has the meaning set forth in
Section 9.4.

           "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

           "Indemnified Person" means:

           (a)  any Trustee;

           (b)  any Affiliate of any Trustee;

           (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or

           (d) any employee or agent of the Trust or its Affiliates.

           "Indenture" means the Indenture dated as of December
1,

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1988, as supplemented from time to time, and as supplemented by the Third Supplemental Indenture dated as of , 1996, between the Subordinated Debt Securities Issuer and Bankers Trust Company, a
New York banking corporation, as trustee.

           "Indenture Trustee" means Bankers Trust Company, a New
York banking corporation, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

           "Initial Put Option Exercise Date" has the meaning set forth in Section 5(a) of the terms of the Securities as set forth in Exhibit A.

           "Investment Company" means an investment company as defined in the Investment Company Act.

           "Investment Company Act" means the Investment Company
Act of 1940, as amended from time to time or any successor legislation.

           "Investment Company Event" has the meaning set forth in Section 4(b) of the terms of the Securities as set forth in Exhibit A.

           "Legal Action" has the meaning set forth in Section

3.6(g).

           "Liquidation Distribution" has the meaning set forth in Section 3 of the terms of the Securities as set forth in Exhibit A.

           "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holder(s) of Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities voting separately as a class, who vote Securities of a relevant class and the aggregate liquidation amount (including the stated amount that would be paid on redemption, repayment, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Securities voted by such Holders represents more than 50% of the above stated liquidation amount of all Securities of such class then outstanding.

           "Ministerial Action" has the meaning set forth in
Section 4(b) of the terms of the Securities as set forth in Exhibit A.

           "No Recognition Opinion" has the meaning set forth in
Section 4(b) of the terms of the Securities as set forth in

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Exhibit A.

           "Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

           (a) a statement that the officer signing the Certificate has read the covenant or condition and any definitions relating thereto;

           (b) a brief statement of the nature and scope of the examination or investigation on which the statements or opinions contained in such Certificate are based;

           (c) a statement that, in the opinion of such officer, he or she has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and


           (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

           "Optional Distribution" has the meaning set forth in
Section 4(b) of the terms of the Securities set forth in Exhibit
A.

           "Paying Agent" has the meaning specified in Section
3.8(h).

           "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

           "Pledge Agreement" means the Pledge Agreement dated as of , 1996 among the Company, the Collateral Agent and Chemical
Bank, as unit agent and as attorney-in-fact for the holders of Units and Separated Purchase Contracts from time to time.

           "Preferred Securities Guarantee" means the guarantee
agreement to be dated as of      , 1996 of the Sponsor in respect
of the Preferred Securities.

           "Preferred Security" has the meaning specified in
Section 7.1(a).

           "Preferred Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

           "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Annex I to Exhibit A.

           "Property Account" has the meaning set forth in Section
3.8(c).

           "Property Trustee" means the Trustee meeting the

eligibility requirements set forth in Section 5.3.

           "Put Option" has the meaning set forth in Section 5(a) of the terms of the Securities as set forth in Exhibit A.

           "Put Option Exercise Date" has the meaning set forth in Section 5(a) of the terms of the Securities as set forth in Exhibit A.

           "Quorum" means a majority of the Regular Trustees or if there are only two Regular Trustees, both of them.

           "Redemption Tax Opinion" has the meaning set forth in
Section 4(b) of the terms of the Securities as set forth in Exhibit A.

           "Regular Trustee" means any Trustee other than the Property Trustee or the Delaware Trustee.

           "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person which owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

           "Responsible Officer" means, with respect to the Property Trustee, any officer of the Property Trustee with responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

           "Securities" means the Common Securities and the Preferred Securities.

           "Securities Act" means the Securities Act of 1933, as

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amended from time to time or any successor statute.

           "Securities Guarantees" means the Common Securities
Guarantee and the Preferred Securities Guarantee.

           "Separated Purchase Contracts" has the meaning given to it in the Unit Agreement.

           "66-2/3% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred

Securities and by the Trust Indenture Act, Holder(s) of Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities, voting separately as a class, who vote Securities of a relevant class and the aggregate liquidation amount (including the stated amount that would be paid on redemption, repayment, liquidation or otherwise, plus accrued and unpaid Distributions, to the date upon which the voting percentages are determined) of the Securities voted by such Holders represents 66-2/3% of the above-stated liquidation amount of all Securities of such class then outstanding.

           "Special Event" has the meaning set forth in Section
4(b) of the terms of the Securities set forth in Exhibit A.

           "Sponsor" means Salomon Inc, a Delaware corporation or any successor Person in a merger, in its capacity as sponsor of the Trust.

           "Subordinated Debt Securities Issuer" means Salomon
Inc, a Delaware corporation or any successor Person that assumes the duties and obligations of the issuer of the Subordinated Debt
Securities pursuant to the Indenture.

           "Subordinated Debt Securities" means the series of Subordinated Debt Securities to be issued by the Subordinated
Debt Securities Issuer under the Indenture and to be held by the Property Trustee pursuant to Section 3.6(c).

           "Successor Delaware Trustee" has the meaning specified in Section 5.6(c).

           "Successor Entity" has the meaning specified in
Section 3.15(b)(i).

           "Successor Property Trustee" means a successor Trustee possessing the qualifications to act as Property Trustee under
Section 5.3.

           "Successor Securities" has the meaning specified in
Section 3.15(b)(i)(B).

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           "Super Majority" means where consent under the
Indenture would require the consent of greater than a majority of the holders in principal amount of Subordinated Debt Securities affected thereby.


           "Tax Event" has the meaning set forth in Section 4(b) the terms of the Securities as set forth in Exhibit A.

           "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities by the Trust Indenture Act, Holder(s) of Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities, voting separately as a class, who vote Securities of a relevant class and the liquidation amount (including the stated amount that would be paid on redemption, repayment, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Securities voted by such Holders represents 10% of the above stated liquidation amount of all Securities of such class then outstanding.

           "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

           "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in such capacity in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

           "Trust Indenture Act" means the Trust Indenture Act of
1939, as amended from time to time or any successor statute.

           "Underwriting Agreement" means the Underwriting
Agreement for the offering and sale of the Units.

           "Unit Agent" means Chemical Bank, as unit agent under the Unit Agreement, or any successor thereto.

           "Unit Agreement" means the Unit Agreement dated as of , 1996 between the Company and the Unit Agent.

           "Units" means the % Trust Preferred StockSM (TRUPSSM)
Units, each consisting of a Preferred Security and a related contract requiring the purchase of one Depositary Share representing a one-twentieth interest in a share of %

Cumulative Preferred Stock, Series F, liquidation preference $500 per share, of the Sponsor.

                            ARTICLE II

                       TRUST INDENTURE ACT

SECTION 2.1     Trust Indenture Act; Application.

           (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions;

           (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act;

           (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture
Act, such imposed duties shall control; and

           (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2     Lists of Holders of Securities.

           (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

           (b) The Property Trustee shall comply with its obligations under Section 311(a), 311(b) and Section 312(b) of the Trust Indenture Act.

SECTION 2.3     Reports by the Property Trustee.

           Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Securities such reports as are required by Section 313(a), (b) and (c) of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4     Periodic Reports to Property Trustee.

           Each of the Sponsor, the Subordinated Debt Securities Issuer, the Regular Trustees and any other obligor on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) of the Trust Indenture Act and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5 Evidence of Compliance with Conditions Precedent.

           Each of the Sponsor, the Subordinated Debt Securities Issuer and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in
Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officer's Certificate.

SECTION 2.6     Events of Default; Waiver.

           (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that if the underlying Event of Default under the
Indenture:

           (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable;
or

           (ii) requires the consent or vote of all or a Super

      Majority of the holders of the Subordinated Debt Securities to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of all the Holders of the Preferred Securities or such proportion thereof in liquidation amount as represents the relevant Super Majority of the aggregate principal amount of the Subordinated Debt Securities outstanding.

Upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

           (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that if the underlying Event of Default under the
Indenture:

           (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below, the Event of Default under the Declaration is not waivable; or

           (ii) requires the consent or vote of all or a Super Majority of the holders of the Subordinated Debt Securities to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of all of the Holders of the Common Securities or such proportion thereof in liquidation amount as represents the relevant Super Majority of the aggregate principal amount of the Subordinated Debt Securities outstanding, provided that, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing proviso, upon such waiver, any such default shall cease to exist and any Event of Default with respect to the

Common Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

           (c) A waiver of any Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration.

SECTION 2.7     Event of Default; Notice.

           (a) Within 90 days after the occurrence of a default under the Indenture, the Property Trustee shall give to the Holders of the Securities notice of each default under the Indenture known to the Property Trustee, unless such default shall have been cured or waived before the giving of such notice (the term "default" for the purposes of this Section 2.7 being hereby defined to be an Event of Default as defined in the Indenture, without giving effect to any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of or interest on any of the Subordinated Debt Securities or in the payment of any sinking fund installment established for the Subordinated Debt Securities, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of the Securities. Each notice given pursuant to this Section 2.7(a) shall state that an Event of Default under the Indenture constitutes an Event of Default with respect to the Securities.

           (b) The Property Trustee shall not be deemed to have knowledge of any default under the Indenture except any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of the Declaration shall have obtained written notice thereof.

                           ARTICLE III

                           ORGANIZATION

SECTION 3.1     Name.

           The Trust is named "SI Financing Trust I", as such name may be modified from time to time by the Regular Trustees following written notice to the Property Trustee, the Delaware Trustee and the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2     Office.

           The address of the principal office of the Trust is c/o Salomon Inc, Seven World Trade Center, New York, New York 10048. On ten Business Days' written notice to the Property Trustee, the Delaware Trustee and the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3     Purpose.

           The exclusive purposes and functions of the Trust are
(a) to issue and sell the Securities and use the proceeds from such sale to acquire the Subordinated Debt Securities, and (b) except as otherwise set forth herein, to engage in only those other activities as are necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would for United States federal income tax purposes (i) cause the Trust to be classified as an association taxable as a corporation or a partnership or (ii) cause each Holder of Securities not to be treated as owning an undivided beneficial interest in the Subordinated Debt Securities at any time the Securities are outstanding.

SECTION 3.4     Authority.

           Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the

Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5     Title to Property of the Trust.

           Except as provided in Section 3.8 with respect to the Subordinated Debt Securities and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6     Powers and Duties of the Regular Trustees.

           The Regular Trustees shall have the exclusive power and authority and duty to cause the Trust to engage in the following activities:

           (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

           (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

           (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor in relation to the Preferred Securities, including any amendments thereto prepared by the Sponsor;

           (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor as necessary in order to qualify or register all or part of the Preferred Securities or Units in any State in which the Sponsor has determined to qualify or register such Preferred Securities or Units for sale;

           (iii) execute and file with the Commission a registration statement on Form 8-A prepared by the Sponsor relating to the registration of the Preferred Securities or Units under Section 12 of the Exchange Act, including any amendments thereto prepared by the Sponsor; and

           (iv) execute and enter into the Underwriting Agreement providing for the sale of the Units;

           (c) to acquire the Subordinated Debt Securities with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Subordinated Debt Securities to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Common Securities;

           (d) to give the Subordinated Debt Securities Issuer, the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event, provided that the Regular Trustees shall consult with the Subordinated Debt Securities Issuer, the

Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

           (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of
Section 316(c) of the Trust Indenture Act, Distributions, voting rights, repayments and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Common Securities as to such actions and applicable record dates;

           (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

           (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;


           (h) to employ or otherwise engage employees and agents
(who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

           (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

           (j) to give the certificate to the Property Trustee required by Section 314(a)(4) of the Trust Indenture Act which certificate may be executed by any Regular Trustee;

           (k) to incur expenses which are necessary or incidental to carry out any of the purposes of the Trust;

           (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

           (m) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

           (n) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

           (o) to take any action, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this
Section 3.6, including, but not limited to:

           (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

           (ii) causing the Trust not to be characterized for United States federal income tax purposes as other than a grantor trust; and

           (iii) cooperating with the Subordinated Debt
      Securities Issuer to ensure that the Subordinated Debt

      Securities will be treated as indebtedness of the Subordinated Debt Securities Issuer for United States federal income tax purposes, provided that such action does not adversely affect the interests of Holders; and

           (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

           The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.3 and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

           Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property
Trustee set forth in Section 3.8.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

           The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

           (a) invest any proceeds received by the Trust from holding the Subordinated Debt Securities, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

           (b) acquire any assets other than as expressly provided herein;

           (c) possess Trust property for other than a Trust purpose;

           (d) make any loans or incur any indebtedness other than loans represented by the Subordinated Debt Securities;

           (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

           (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

           (g) (i) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Subordinated Debt Securities, (ii) waive any past default that is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Subordinated Debt Securities shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Subordinated Debt Securities, where such consent shall be required, unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause the Trust to be characterized as other than a grantor trust for United States federal income tax purposes.

SECTION 3.8     Powers and Duties of the Property Trustee.

           (a) The legal title to the Subordinated Debt
Securities shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Subordinated Debt Securities shall vest automatically in each Person who may hereafter be appointed as Property Trustee as set forth in Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered;

           (b) The Property Trustee shall not transfer its right, title and interest in the Subordinated Debt Securities to the Regular Trustees or to the Delaware Trustee (if the Property
Trustee does not also act as Delaware Trustee);

           (c)  The Property Trustee shall:

           (i) establish and maintain a segregated non-interest bearing bank account (the "Property Account") in the name of
      and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Subordinated Debt Securities held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Preferred Securities and the Common Securities from the Property Account in accordance with Section 6.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account which is maintained with a banking institution either (a) the rating on whose long term unsecured indebtedness is rated "A" or above by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, or (b) which has capital and surplus of at least $100,000,000;

           (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the repayment of the Preferred Securities and the Common Securities to the extent the Subordinated Debt Securities are redeemed or mature or the Put Option is exercised; and

           (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Subordinated Debt Securities to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities;

           (d) the Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities;

           (e) subject to Section 3.9, the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act in accordance with Section 3.9; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Subordinated Debt Securities Issuer to pay interest or principal on the Subordinated Debt Securities on the date such interest or principal is otherwise payable (or in the case of redemption or repayment, on the redemption or repayment date, as the case may be), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Subordinated Debt Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Indenture. In connection with such Direct Action, the rights of the Holder of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Company to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Subordinated Debt Securities.

           (f) the Property Trustee shall not resign as a Trustee unless either:

           (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

           (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with Section
      5.6;

           (g) the Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Subordinated Debt Securities under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Subordinated Debt Securities, subject to the rights of the Holders pursuant to the terms of such Securities and to the prohibition set forth in Section 3.7(g);

           (h) the Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments, repayments or liquidation payments on behalf of the Trust with respect to the Preferred Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee; and

           (i) subject to this Section 3.8, the Property Trustee shall have none of the powers or the authority of the Regular
Trustees set forth in Section 3.6;

           The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner which is consistent with the purposes and functions of the Trust set forth in Section 3.3 and the Property Trustee shall not knowingly take, nor shall any Regular Trustee direct the Property Trustee to take any action which is inconsistent with the purposes and functions of the

Trust set out in Section 3.3.

SECTION 3.9 Certain Duties and Responsibilities of the Property
Trustee.

           (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the terms of the Securities, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

           (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

           (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the terms of the Securities, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

           (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible

      Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

           (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

           (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 3.10    Certain Rights of Property Trustee.

           (a)  Subject to the provisions of Section 3.9:

           (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

           (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers'
      Certificate;

           (iii) whenever in the administration of this

      Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

           (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (or any rerecording, refiling or registration thereof) or to the filing of any report, statement or other communication with the Commission;

           (v) the Property Trustee may consult with counsel and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of the Sponsor's employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

           (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee reasonable security or indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

           (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

           (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

           (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

           (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee
      (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same portion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

           (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration except, if required by the terms hereof, upon the Direction of the Sponsor or the Regular Trustees, as the case may be.

           (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11 Delaware Trustee.

           Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder with respect to the

Trust, the Delaware Trustee shall be entitled to the benefits of
Section 3.9(b)(ii), (iii) and (iv) and Section 310.

SECTION 3.12 Execution of Documents.

           Unless otherwise determined by the Regular Trustees and except as otherwise required by the Business Trust Act, a majority of, or if there are only two, both of the Regular Trustees are authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

SECTION 3.13 Not Responsible for Recitals or Issuance of
Securities.

           The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14 Duration of Trust.


           The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for 35 years from the Closing Date.

SECTION 3.15    Mergers.

           (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c);

           (b) The Trust may, with the consent of a majority of the Regular Trustees or, if there are only two Regular Trustees, with the consent of both Regular Trustees, and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

           (i) such successor entity (the "Successor Entity") either:

                (A) expressly assumes all of the obligations of the Trust under the Securities; or

                (B) substitutes for the Preferred Securities other securities having substantially the same terms as
           the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption, repayment and maturity;

           (ii) the Subordinated Debt Securities Issuer expressly acknowledges a trustee of the Successor Entity which possesses the same powers and duties as the Property
      Trustee as the Holder of the Subordinated Debt Securities;

           (iii) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities
      (including any Successor Securities) or Units to be downgraded by any nationally recognized statistical rating organization;

           (iv) such merger, consolidation, amalgamation or replacement does not adversely affect the rights,

      preferences and privileges of the Holders of the Preferred
      Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

           (v) such successor entity has a purpose identical to that of the Trust;

           (vi) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders interest in the new entity); and

                (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                (C) such merger, consolidation, amalgamation or replacement does not result in a taxable event to any Holders of Preferred Securities or Units or otherwise affect the United States federal income tax consequences of any investment in the Preferred Securities or Units; and


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



           (vii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities
      Guarantee; and

           (c) Notwithstanding Section 3.15(b), the Trust shall not consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it unless the Trust shall have received an opinion of counsel to the effect that such consolidation, amalgamation, merger or replacement would not cause the Trust or Successor Entity for United States federal income tax purposes to be classified as other than a grantor trust, except with the consent of Holders of 100% in liquidation amount of the Securities.

                            ARTICLE IV

                             SPONSOR


SECTION 4.1     Sponsor's Purchase of Common Securities.

           On the Closing Date, the Sponsor will purchase all the Common Securities issued by the Trust, at the same time as the Preferred Securities are sold, in an amount equal to 3% of the capital of the Trust.

SECTION 4.2     Responsibilities of the Sponsor.

           In connection with the issue and sale of the Preferred
Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

           (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

           (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to take any and all such acts, other than actions which must be taken by the Trust, and advise the Regular Trustees of actions the Trust must take, and to prepare for execution by the Regular Trustees and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

           (c) if necessary, to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12 of the Exchange Act, including any amendments thereto; and

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




           (d)  to negotiate the terms of the Underwriting
Agreement providing for the sale of the Units.

                            ARTICLE V

                             TRUSTEES

SECTION 5.1     Number of Trustees.


           The number of Trustees shall initially be five (5) and:

           (a)  at any time before the issuance of any
Securities,
the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

           (b) After the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided that in any case, the number of Trustees shall be at least five (5) unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee pursuant to
Section 5.2 in which case the number of Trustees shall be at least three (3).

SECTION 5.2     Delaware Trustee.

           If required by the Business Trust Act, one Trustee
(the "Delaware Trustee") shall be:

           (a) a natural person who is a resident of the State of
Delaware; or

           (b) if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, provided that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3     Property Trustee; Eligibility.

           (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

           (i)  not be an Affiliate of the Sponsor;

           (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

           (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c);

           (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act; and

           (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4     Qualifications of Regular Trustees and Delaware
Trustee Generally.

           Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity which shall act through one or more Authorized Officers.

SECTION 5.5     Initial Trustees.

                The initial Regular Trustees shall be:

                      Nazareth A. Festekjian
                     275 Alfred Street
                     Englewood Cliffs, New Jersey  07632

                     Philip U. Tremmel
                      142 Williamson Avenue
                   Bloomfield, New Jersey 07003

                     Marwan A. Marshi
                     [ADDRESS]

                The initial Delaware Trustee shall be:

                      Chemical Bank Delaware
                     1201 Market Street
                    Wilmington, Delaware 19801

                The initial Property Trustee shall be:

                     Chemical Bank
                     450 West 33rd Street, 15th Floor
                     New York, New York 10001
                     Attention:  Vice President - Corporate
                     Trustee Administration         Department

SECTION 5.6     Appointment, Removal and Resignation of Trustees.

           (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

           (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

           (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

           (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor.

           (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

           (d) A Trustee appointed to office shall hold office until his or her successor shall have been appointed or until his or her death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

           (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; and

           (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

           (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

           (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

           (g) The Sponsor shall provide notice to the Property
Trustee of any resignation or removal of a Regular Trustee.

SECTION 5.7     Vacancies Among Trustees.

           If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with
Section 5.6.

SECTION 5.8     Effect of Vacancies.

           The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.9     Meetings.

           Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

SECTION 5.10 Delegation of Power.


           (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6 including any registration statement or amendment thereto filed with the Commission or making any other governmental filing; and

           (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                            ARTICLE VI

                          DISTRIBUTIONS

SECTION 6.1     Distributions.

           If and to the extent that the Subordinated Debt Securities Issuer makes a payment of interest and/or principal on the Subordinated Debt Securities held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the applicable terms of the Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms.

                           ARTICLE VII

                      ISSUANCE OF SECURITIES

SECTION 7.1     General Provisions Regarding Securities.

           (a) The Regular Trustees shall, on behalf of the Trust, issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities") having such terms as are set forth in Exhibit A, as such Exhibit A may be amended from time to time in accordance with this Declaration and incorporated herein by reference, and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A, as such Exhibit A may be amended from time to time in accordance with this Declaration, and incorporated herein by reference (the "Common Securities"). The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities;

           (b) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who shall, at the actual date of the execution of such Certificate, be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage;

           (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust;

           (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable; and

           (e) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                           ARTICLE VIII

                       TERMINATION OF TRUST

SECTION 8.1     Termination of Trust.

           (a) The Trust shall terminate upon the earliest to occur of the following:

           (i)  the bankruptcy of the Holder of the Common
      Securities, the Subordinated Debt Securities Issuer or the
      Sponsor;

           (ii) the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor, the filing of a certificate of cancellation with respect to the Trust or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

           (iii)     the entry of a decree of judicial
dissolution
      of the Holder of the Common Securities, the Sponsor or the

      Trust;

           (iv) all of the Securities shall have been called for redemption or presented for repayment and the amounts necessary for redemption or repayment thereof shall have been deposited with the Property Trustee in accordance with the terms of the Securities;

           (v)  an Optional Distribution;

           (vi) the occurrence and continuance of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Subordinated Debt Securities have been distributed to the Holders of Securities in exchange for all of the Securities; or

           (vii) the expiration of the term of the Trust on , 2031; and

           (b) As soon as is practicable after the occurrence of

an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware; and

           (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                            ARTICLE IX

                      TRANSFER OF INTERESTS

SECTION 9.1     Transfer of Securities.

           (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void;

           (b)  Subject to this Article IX, the Preferred
Securities shall be freely transferable; and

           (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor, provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that after such transfer:

           (i)  the Trust would not be classified for United

      States federal income tax purposes as an association taxable as a corporation or a partnership and each Holder of Securities would be treated as owning an undivided beneficial interest in the Subordinated Debt Securities; and

           (ii) the Trust or the transferee would not be an Investment Company.

SECTION 9.2     Transfer of Certificates.

           The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration and the documents incorporated by reference herein.

SECTION 9.3     Deemed Security Holders.

           The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust or any Trustee shall have actual or other notice thereof.

SECTION 9.4     Book-Entry Interests.

           Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global

Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:


           (a) the provisions of this Section 9.4 shall be in full force and effect;

           (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

           (c) to the extent that the provisions of this Section
9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

           (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book-entry transfers among the Clearing Agency Participants.

SECTION 9.5     Notice to Clearing Agency.

           Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, all such notices and communications specified herein to be given to the Preferred Security Holders shall be given to the Clearing Agency, and the Trustees shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6     Appointment of Successor Clearing Agency.

           If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred
Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such

Preferred Securities.

SECTION 9.7     Definitive Preferred Security Certificates.

                If:


           (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred
Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6;
or

           (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Clearing Agency with respect to the Preferred Securities, then:

           (c) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

           (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

SECTION 9.8     Mutilated, Destroyed, Lost or Stolen
Certificates.

                If:

           (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

           (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by the Trustees to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                            ARTICLE X

               LIMITATION OF LIABILITY OF HOLDERS OF
                  SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1    Liability.

           (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

           (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

           (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

           (b) Pursuant to Section 3803(a) of the Business Trust
Act, the Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

           (c) Pursuant to Section 3803(a) of the Business Trust
Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2    Exculpation.

           (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified

Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, pursuant to Section 3.9, negligence) or willful misconduct with respect to such acts or omissions; and

           (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3 Fiduciary Duty.

           (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person;

           (b)  Unless otherwise expressly provided herein:

           (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Persons; or

           (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest,

take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) in such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and

           (c)  Whenever in this Declaration an Indemnified
Person
is permitted or required to make a decision:

           (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

           (ii) in its "good faith" or under another express standard,

the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4 Indemnification and Compensation.

           (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, pursuant to Section 3.9, negligence) or willful misconduct with respect to such acts or omissions; and

           (b) To the fullest extent permitted by applicable law,

expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined by final order of a court of competent jurisdiction that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a).

           (c) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee from time to time such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee and the Delaware Trustee and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee in accordance with any provision of this Declaration, except such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.

SECTION 10.5 Outside Businesses.

           Any Covered Person, the Sponsor, the Subordinated Debt Securities Issuer, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Subordinated Debt Securities Issuer, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Subordinated Debt Securities Issuer, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the

Sponsor, or may act as Depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                            ARTICLE XI

                            ACCOUNTING

SECTION 11.1 Fiscal Year.

           The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2    Certain Accounting Matters.

           (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of accounts, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon, as of the end of each Fiscal Year, by a firm of independent certified public accountants selected by the Regular Trustees.

           (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

           (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

           (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3    Banking.

           The Regular Trustees shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Subordinated Debt Securities held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the sole signatories for the Property Account.

SECTION 11.4    Withholding.

           The Trust and the Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                           ARTICLE XII

                     AMENDMENTS AND MEETINGS

SECTION 12.1    Amendments.


           (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities (including as set forth in Section 8 of the terms of the Securities as set forth in Exhibit A), this Declaration may be amended by, and only by, a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees); provided, however, that:

           (i) no amendment shall be made, and any such purported amendment shall be void and ineffective, to the extent the result thereof would be to:

                (A) cause the Trust to be characterized for purposes of United States federal income taxation as other than a grantor trust;

                (B) reduce or otherwise adversely affect the powers of the Property Trustee; or

                (C) cause the Trust to be deemed to be an Investment Company which is required to be registered under the Investment Company Act;

           (ii) at such time after the Trust has issued any

      Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

           (iii) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

           (iv) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

           (v) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

           (vi) no amendment affecting the rights, duties or immunities of the Property Trustee or the Delaware Trustee shall be made without the consent of the Property Trustee or the Delaware Trustee, as the case may be.

           (b) Notwithstanding Section 12.1(a)(ii), this
Declaration may be amended without the consent of the Holders of the Securities to:

           (i)  cure any ambiguity;

           (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration; and

           (iii)     add to the covenants, restrictions or
      obligations of the Sponsor.

           (c) The Regular Trustees shall promptly furnish to each of the Property Trustee and the Delaware Trustee a copy of each amendment to this Declaration.

           (d) Every amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 12.2 Meetings of the Holders of Securities; Action by
Written Consent.

           (a)  Meetings of the Holders of any class of
Securities
may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of such class of Holders, if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.


           (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings:

           (i) notice of any such meeting shall be given to each Trustee and all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

           (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

           (iii)     each meeting of the Holders of the
Securities

      shall be conducted by the Regular Trustees or by such other
      Person that the Regular Trustees may designate; and

           (iv) unless the Business Trust Act, this Declaration or the terms of the Securities otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                           ARTICLE XIII

                REPRESENTATIONS OF PROPERTY TRUSTEE
                       AND DELAWARE TRUSTEE

      SECTION 13.1 Representations and Warranties of Property
Trustee.

           The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

           (a) the Property Trustee is a banking corporation or association with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

           (b) the execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

           (c) the execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee;

           (d) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration, except such as have been obtained, made or taken.

SECTION 13.2 Representations and Warranties of Delaware Trustee.

           The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

           (a) the Delaware Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

           (b) the execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

           (c) the execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee;

           (d) No consent, approval or authorization of, or registration with or notice to, any United States state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration, except such as have been obtained, made or taken;

           (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware; and

           (f) The Declaration constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                           ARTICLE XIV

                          MISCELLANEOUS

SECTION 14.1    Notices.

           All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed, as follows:

           (a) if given to the Trust or the Regular Trustees, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Securities):

                SI Financing Trust I
                c/o Salomon Inc
                Seven World Trade Center
                New York, New York 10048
                Attention:

           (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property
Trustee may give notice of to the Trust and the Holders of the Securities):

                Chemical Bank
                450 West 33rd Street, 15th Floor
                New York, New York 10001
                Attention: Vice President - Corporate Trustee
                Administration Department

           (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                Salomon Inc
                Seven World Trade Center
                New York, New York  10048
                Attention:

           (d) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware
Trustee may give notice of to the Trust and the Holders of the Securities):

                Chemical Bank Delaware
                1201 Market Street
                Wilmington, Delaware  19801
                Attention:

           (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

           All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2 Governing Law.

           This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflicts of laws thereof.

SECTION 14.3 Intention of the Parties.

           It is the intention of the parties hereto that the Trust not be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but rather, the Trust be characterized as a grantor trust or otherwise in a manner that each Holder of Securities be treated as owning an undivided beneficial interest in the Subordinated Debt Securities. The provisions of this Declaration shall be interpreted to further this intention of the parties.


SECTION 14.4    Headings.

           Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5 Successors and Assigns.

           Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 14.6 Partial Enforceability.

           If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7    Counterparts.

           This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

SECTION 14.8    Covenant Regarding Voting Rights.

           To the extent the Preferred Securities are pledged with the Collateral Agent pursuant to the Pledge Agreement, the Regular Trustee shall cause the Trust to take all action which may be deemed necessary by the Unit Agent in order to enable the Unit Agent to vote such Preferred Securities or cause such Preferred Securities to be voted in accordance with Section 403 of the Unit Agreement and Article V of the Pledge Agreement.

           IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

SALOMON INC,
as Sponsor


By:______________________________
      Name:
      Title:

Nazareth A. Festekjian,
as Regular Trustee

- ---------------------------------

Philip U. Tremmel,
as Regular Trustee

- ---------------------------------

Marwan A. Marshi,
as Regular Trustee

- ---------------------------------

CHEMICAL BANK,
as Property Trustee

By:______________________________
      Name:
      Title:

CHEMICAL BANK DELAWARE,
as Delaware Trustee

By:______________________________
      Name:  John J. Cashin
      Title:  Senior Trust Officer

                            EXHIBIT A

                             TERMS OF
                   % TRUST PREFERRED SECURITIES
                    % TRUST COMMON SECURITIES

           Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of , 1996 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

1.    Designation and Number.

           (a) "Preferred Securities." Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $ million ($ ) and a liquidation amount with respect to the assets of the Trust of $25 per Preferred Security, are hereby designated for the purposes of identification only as " % Trust Preferred Securities" (the "Preferred Securities").

           (b) "Common Securities." Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $ million ($ ) and a liquidation amount with respect to the assets of the Trust of $25 per Common Security, are hereby designated for the purposes of identification only as " % Trust Common Securities" (the "Common Securities").

2.    Distributions.

           (a) Distributions payable on each Security will be at a rate per annum of % (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Subordinated Debt Securities to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used in these terms includes such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Subordinated Debt Securities held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed,

Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

           (b) Distributions on the Securities will be cumulative, will accrue from , 1996 and will be payable quarterly in arrears, on , , and of each year, commencing on , 1996, except as otherwise described below.

           (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the fifteenth Business Day immediately preceding each of the relevant payment dates which payment dates correspond to the interest payment dates on the Subordinated Debt Securities. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of the Units -- Book-Entry System" in the Prospectus dated , 1996 (the "Prospectus") of the Trust included in the Registration Statement on Form S-3 (file no. 333-2897) of the Sponsor and the Trust. The relevant record dates for the Common Securities shall be the same record date as the record date for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Subordinated Debt Securities Issuer or the Sponsor having failed to make a payment under the Subordinated Debt Securities, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. So long as the Holder of any Preferred Securities is the Collateral Agent, the payment of Distributions on such Preferred Securities held by the Collateral Agent will be made at such place and to such account as may be designated by the Collateral Agent.

           (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities on the relevant record date.

3.    Liquidation Distribution Upon Dissolution.

           In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Subordinated Debt Securities in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

           If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis, provided that such amounts may be paid in any combination of cash, Subordinated Debt Securities or other property held by the Trust.

           In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders of the Securities on the relevant record date.

4.    Redemption and Distribution at Option of the Sponsor.

           (a) Upon the repayment of the Subordinated Debt Securities in whole (but not in part), whether at maturity or upon redemption at the option of the Sponsor, the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Subordinated Debt Securities so repaid or redeemed, at a redemption price of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

           (b) If at any time, a Tax Event or an Investment Company Event (each as defined below, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall dissolve the Trust and, after satisfaction of creditors, cause Subordinated Debt Securities held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities, in satisfaction of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Subordinated Debt Securities; provided, further, that, if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Subordinated Debt Securities Issuer, the Sponsor or the Holders of the Securities ("Ministerial Action"), the Regular Trustees will pursue such Ministerial Action in lieu of dissolution.

           In addition, at any time, upon not less than 30 nor more than 60 days' notice to the Holders, the Sponsor shall have the right to direct the Regular Trustees to dissolve the Trust and, after satisfaction of creditors, cause Subordinated Debt Securities held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities, in satisfaction of such Holders' interests in the Trust on a Pro Rata basis (an "Optional Distribution").

           If, in the case of the occurrence of a Tax Event, (i)

the Subordinated Debt Securities Issuer has received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Subordinated Debt Securities Issuer would be precluded from deducting the interest on the Subordinated Debt Securities for United States federal income tax purposes even after the Subordinated Debt Securities were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this paragraph 4(b), or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Subordinated Debt Securities Issuer shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Subordinated Debt Securities in whole (but not in part) for cash within 90 days following the occurrence of such Tax Event, and following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Subordinated Debt Securities so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to the Regular Trustees the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, the Trust or the Subordinated Debt Securities Issuer will pursue such Ministerial Action in lieu of redemption.

           "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after the date of the Prospectus, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefore or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the date of the Prospectus, there is more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Subordinated Debt Securities, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, or
(iii) interest payable by the Subordinated Debt Securities Issuer to the Trust on the Subordinated Debt Securities is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Subordinated Debt Securities Issuer for United States federal income tax purposes.

           "Investment Company Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Prospectus.

           On and from the date fixed by the Regular Trustees for any distribution of Subordinated Debt Securities and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company (the "Depositary") or its nominee (or any successor Depositary or its nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate and (iii) certificates representing the Subordinated Debt Securities to be delivered upon such distribution and any certificates representing Common Securities, except for certificates representing Preferred Securities held by the Depositary or its nominee (or any successor Depositary or its nominee), will be deemed to represent beneficial interests in the Subordinated Debt Securities having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate on and accrued and unpaid interest equal to accrued and unpaid distributions on such Securities until such certificates are presented to the Subordinated Debt Securities Issuer or its agent for transfer or reissue.

           (c)  "Redemption or Distribution Procedures."

                (i) Notice of any redemption of, or notice of distribution of Subordinated Debt Securities in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the

Subordinated Debt Securities. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(c)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed, by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                (ii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Subordinated Debt Securities are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, the Property Trustee will transfer from the Property Account by wire to the Depositary (or successor Depositary) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities, and (B) if the Preferred Securities are issued in definitive form, with respect to the Preferred Securities, and with respect to the Common Securities, provided that the Subordinated Debt Securities Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Subordinated Debt Securities, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the record date of the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities which have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a

Business Day (and no interest shall accrue as a result of such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue, from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. Notwithstanding the foregoing, so long as the Holder of any Preferred Securities is the Collateral Agent, the payment of the Redemption Price in respect of such Preferred Securities held by the Collateral Agent will be made at such place and to such account as may be designated by the Collateral Agent.

                (iii) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

                (iv) Subject to the foregoing and applicable law
(including, without limitation, United States federal securities laws), provided that the acquiror is not the Holder of the Common
Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.    Repayment at Option of Holders

           (a) Each Holder of Preferred Securities, including the Collateral Agent, shall have the right to require the Trust to repay all or a portion of the Preferred Securities owned or pledged with such Holder (the "Put Option") on the Business Day immediately preceding the Purchase Date (or on the related Delayed Purchase Date) (the "Initial Put Option Exercise Date") at a repayment price of $25 per Security plus an amount equal to accrued Distributions thereon to the date of payment (the "Repayment Price"). In addition, after the settlement of the

Purchase Contracts on an Early Purchase Date (or a related Delayed Purchase Date), Holders of Preferred Securities that remain outstanding after such date will have a Put Option with respect to the Preferred Securities owned by such Holder on the fifth anniversary of such date (the "Fifth Anniversary Put Option Exercise Date" and, together with the Initial Put Option Exercise Date, the "Put Option Exercise Date") at the Repayment Price.

           (b) The Trust will obtain funds to pay the Repayment Price of Preferred Securities being repaid under the Put Option by presenting to the Subordinated Debt Securities Issuer, pursuant to the Trust's right under the Subordinated Debt Securities to require the Subordinated Debt Securities Issuer to repay all or a portion of the Subordinated Debt Securities on the Put Option Exercise Date, Subordinated Debt Securities in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities for repayment on the Put Option Exercise Date at the Subordinated Debt Repayment Price.

           (c) In order for the Preferred Securities to be repaid on the Put Option Exercise Date, the Trust must receive at the office or agency of the Property Trustee maintained for that purpose in The City of New York, New York, either (i) not less than 10 nor more than 30 days prior to the Initial Put Option Exercise Date or (ii) not less than 30 nor more than 60 days prior to the Fifth Anniversary Put Option Exercise Date, the Preferred Securities to be repaid with the form entitled "Option to Elect Repayment" on the reverse thereof or otherwise accompanying such Preferred Security duly completed. Any such notice received by the Trust shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of the Preferred Securities for repayment shall be determined by the Trust, whose determination shall be final and binding. Notwithstanding the foregoing, so long as the Holder is the Collateral Agent, such notice to elect repayment may be delivered to the Trust at any time prior to 10:00 a.m., New York City time, on the Initial Put Option Exercise Date and in the form and manner as may be designated by the Collateral Agent.

           (d) The Regular Trustees shall cause the Trust to comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act if required and will file Schedule 13E-4 or any other schedule if required thereunder.

           (e) Payment of the Repayment Price to Holders of

Preferred Securities shall be made at the office or agency of the Property Trustee maintained for that purpose in The City of New York, New York, provided that the Subordinated Debt Securities Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related repayment of the Subordinated Debt Securities. Notwithstanding the foregoing, so long as the Holder of any Preferred Securities is the Collateral Agent, the payment of the Repayment Price in respect of such Preferred Securities held by the Collateral Agent shall be made no later than 1:00 p.m., New York City time, on the Initial Put Option Exercise Date by check or wire transfer in immediately available funds at such place and to such account as may be designated by the Collateral Agent. If the Property Trustee holds immediately available funds sufficient to pay the Repayment Price of such Preferred Securities, then, immediately prior to the close of business on the Put Option Exercise Date, such Preferred Securities will cease to be outstanding and distributions thereon will cease to accrue, whether or not Preferred Securities are delivered to the Property Trustee, and all other rights of the Holder in respect of the Preferred Securities, including the Holder's right to require the Trust to repay such Preferred Securities, shall terminate and lapse (other than the right to receive the Repayment Price but without interest on such Repayment Price). Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Preferred Securities for which repayment has been elected. Except as described in paragraph 5(f), if payment of the Repayment Price in respect of Preferred Securities is (i) improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Preferred Securities Guarantee, or (ii) not paid by the Property Trustee as the result of an Event of Default with respect to the Subordinated Debt Securities presented for repayment as described in paragraph 5(b), Distributions on such Preferred Securities will continue to accrue, from the original Put Option Exercise Date to the actual date of payment, in which case the actual payment date will be considered the Put Option Exercise Date for purposes of calculating the Repayment Price.

           (f) If a Put Default shall occur and continue for more than two Business Days following an Initial Put Option Exercise Date, and the Purchase Date is an Early Purchase Date, then (a) any exercise of the optional right to elect repayment of the Preferred Securities on such Initial Put Option Exercise Date shall be deemed rescinded and annulled automatically, (b) any presentation of the related Subordinated Debt Securities to the

Company for repayment will be deemed rescinded and annulled automatically and (c) any payments received by the Property
Trustee from the repayment of such Subordinated Debt Securities will be returned to the Company.

           (g) The rescission or annulment of any optional right to elect repayment as provided in paragraph 5(f) will not prevent
Holders of Preferred Securities from exercising such right at a later date.

6.    Voting Rights - Preferred Securities.

           (a) Except as provided under paragraph 6(b) and otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

           (b) The Holders of a Majority in liquidation amount of the Preferred Securities voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Subordinated Debt Securities, to (i) exercise the remedies available under the Indenture with respect to the Subordinated Debt Securities, including directing the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Subordinated Debt Securities, (ii) waive any past default that is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Debt Securities shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Subordinated Debt Securities requiring the consent of the holders of the Subordinated Debt Securities, provided, however, that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Subordinated Debt Securities affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred

Securities. If the Property Trustee fails to enforce its rights under the Subordinated Debt Securities after a Holder of record of Preferred Securities has made a written request, such Holder may institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Subordinated Debt Securities, without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Subordinated Debt Securities Issuer to pay interest or principal on the Subordinated Debt Securities on the date such interest or principal is otherwise payable (or in the case of redemption or repayment, on the redemption date or repayment date, as the case may be), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Subordinated Debt Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Subordinated Debt Securities. In connection with such Direct Action, the Holder of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Company to such Holder of Preferred Securities in such Direct Action. Other than with respect to directing the time, method and place of conducting any proceeding for a remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall not take any of the actions described in clauses (i), (ii), (iii) or (iv) above unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not fail to be classified as a grantor trust on account of such action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Subordinated Debt Securities.

           Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

           No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem or repay and cancel Preferred Securities or to distribute the Subordinated Debt Securities in accordance with the Declaration and the terms of the Securities.

           Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor, or by any entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

7.    Voting Rights - Common Securities.

           (a) Except as provided under paragraphs 7(b), 7(c) and 8 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

           (b) The Holders of the Common Securities are entitled, in accordance with Article of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

           (c) Subject to Section 2.6 of the Declaration and only after all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, the Holders of a Majority in liquidation amount of the Common Securities voting separately as a class may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Subordinated Debt Securities, to (i) exercise the remedies available under the Indenture with respect to the Subordinated Debt Securities, including directing the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Subordinated Debt Securities, (ii) waive any past default and its consequences that is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Debt Securities shall be due and payable or
(iv) consent to any amendment, modification or termination of the Indenture or the Subordinated Debt Securities requiring the consent of the holders of the Subordinated Debt Securities; provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Subordinated Debt
Securities affected thereby (a "Super Majority"), the Property

Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debt Securities outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for a remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall not take any of the actions described in clauses (i), (ii), (iii) or (iv) above unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not fail to be classified as a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Subordinated Debt Securities, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

           Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

           No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Subordinated Debt Securities in accordance with the Declaration and the terms of the Securities.


8.    Amendments to Declaration and Indenture.

           (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Declaration or otherwise, or
(ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in liquidation amount of the Securities, voting together as a single class; provided, however, that the rights of Holders of Preferred Securities under Section 3.8(e) of the Declaration to take a Direct Action shall not be amended without the consent of each Holder of Preferred Securities; provided, further, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities.

           (b) In the event the consent of the Property Trustee as the holder of the Subordinated Debt Securities is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Subordinated Debt Securities (a "Super Majority"), the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debt Securities outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United Stated federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

9.    Pro Rata.

           A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities on the relevant record date according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Indenture has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of such aggregate liquidation amount owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding until satisfaction of such aggregate liquidation amount owed to the Holders of the Common Securities. In the event that there is any money or other property held by or for the Trust after such payment, such property shall be distributed Pro Rata among the Holders of the Securities as provided in this paragraph.

10.   Ranking.

           The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that where an Event of Default occurs and is continuing under the Indenture, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, repayment and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

11.   Acceptance of Securities Guarantee and Indenture.

           Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.


12.   No Preemptive Rights.

           The Holders of the Securities shall have no preemptive rights to subscribe for any additional Securities.

13.   Miscellaneous.

           These terms constitute a part of the Declaration.

           The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                             ANNEX I

           [IF THE PREFERRED SECURITY IS TO BE A GLOBAL
CERTIFICATE INSERT -- This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depositary Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depository or by a nominee of the Depository to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

           Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment thereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number                             Number of
Preferred
Securities
                                          CUSIP
NO.____________________


            Certificate Evidencing Preferred Securities

                                of

                       SI Financing Trust I

                       Preferred Securities
         (liquidation amount $25 per Preferred Security)

           SI FINANCING TRUST I, a business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the
      % Trust Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized agent, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of 1996 among Salomon Inc, as Sponsor, the trustees named therein and the holders from time to time of individual beneficial interests in the assets of the Trust, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust as its principal place of business.

           Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

           By acceptance, the Holder agrees to treat, for United
States federal income tax purposes, the Subordinated Debt
Securities as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Subordinated
Debt Securities.


           IN WITNESS WHEREOF, the Trust has executed this certificate this day of _________ 1996.

                               [               ]
                               as Trustee
                               _____________________________


                               [               ]
                               as Trustee
                               _____________________________

                         ----------------

                    OPTION TO ELECT REPAYMENT

           The undersigned hereby irrevocably requests and instructs the Trust to repay $ stated liquidation amount of the within Preferred Security, pursuant to its terms, on the "Put Option Exercise Date" first occurring after the date of receipt of the within Preferred Security as specified below, together with distributions thereon accrued to the date or repayment, to the undersigned at:

(Please print or type Name and Address of the Undersigned) and to issue to the undersigned, pursuant to the terms of the Declaration, a new Preferred Security or Preferred Securities representing the remaining stated liquidation amount of this Preferred Security.

For this Option to Elect Repayment to be effective, this Preferred Security with the Option to Elect Repayment duly completed must be received by the Trust at the office or agency of the Property Trustee at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Vice-President -- Corporate Trustee Administration Department.

Dated:                              Signature:
________________________

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Preferred Security in every particular without alteration or enlargement or any change whatsoever.

                         ----------------


           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or Taxpayer I.D. or other
Identifying Number of Assignee
_________________________________________________________________

_________________________________________________________________
      Please Print or Type Name and Address Including Postal Zip
Code of Assignee

_________________________________________________________________
the within Preferred Securities and all rights thereunder, hereby irrevocably constituting and appointing

_____________________________________________________ attorney to transfer said Preferred Securities on the books of SI Financing
Trust I with full power of substitution in the premises.


Dated: _________________  ______________________________
                          Signature

                          ------------------------------
                          NOTICE: The signature to this
                          assignment must correspond with the
                          name as it appears upon the face of the
                          within Preferred Securities in every
                          particular, without alteration or
                          enlargement or any change whatsoever.

                             ANNEX II

Certificate Number                   Number of Common Securities

             Certificate Evidencing Common Securities

                                of

                       SI Financing Trust I
                        Common Securities
           (liquidation amount $25 per Common Security)

           SI FINANCING TRUST I, a business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the
      % Trust Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized agent, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of 1996 among Salomon Inc, as Sponsor, the trustees named therein and the holders from time to time of individual beneficial interests in the assets of the Trust, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.

           The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust as its principal place of business.

      Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

           By acceptance, the Holder agrees to treat, for United
States federal income tax purposes, the Subordinated Debt
Securities as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Subordinated
Debt Securities.

          IN WITNESS WHEREOF, the Trust has executed this certificate this day of _________, 1996.

                          [               ]
                            as Trustee

                          ----------------------------

                          [               ]
                            as Trustee

                          ----------------------------



           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or Taxpayer I.D. or other
Identifying Number of Assignee

- -----------------------------------------------------------------


- -----------------------------------------------------------------
Please Print or Type Name and Address Including Postal Zip Code of Assignee

- -----------------------------------------------------------------
the within Common Securities and all rights thereunder, hereby irrevocably constituting and appointing

_____________________________________________________ attorney to transfer said Common Securities on the books of SI Financing
Trust I with full power of substitution in the premises.

Dated: _______________    _________________________________
                          Signature

                          ---------------------------------
                          NOTICE: The signature to this
                          assignment must correspond with the
                          name as it appears upon the face of the
                          within Common Securities in every
                          particular, without alteration or
                          enlargement or any change whatsoever.

                            EXHIBIT B

              SPECIMEN OF SUBORDINATED DEBT SECURITY

           (FORM OF FACE OF SUBORDINATED DEBT SECURITY)

           [IF THE SUBORDINATED DEBT SECURITY IS TO BE A GLOBAL SECURITY, INSERT - This Subordinated Debt Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or the nominee of the Depositary. This Subordinated Debt Security is exchangeable for Subordinated Debt Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Subordinated Debt Security (other than a transfer of this Subordinated Debt Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

Unless this Subordinated Debt Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Subordinated Debt Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]


- ----------------------------------------


No.             $
[IF THE SUBORDINATED DEBT SECURITY IS TO BE A GLOBAL SECURITY,
INSERT- CUSIP No.          ]

                           SALOMON INC

                   % SUBORDINATED DEBT SECURITY DUE  , 2026

           Salomon Inc, a Delaware corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of Dollars on , 2026, and to pay interest on said principal sum from , 1996 or from the most recent interest payment date (each such date, a "Payment Date") to which interest has been paid or duly provided for, quarterly in arrears on , , and of each year commencing , 1996 at the rate of % per annum until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum, compounded quarterly. The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed in such a 30-day month. In the event that any date on which interest is payable on this Subordinated Debt Security is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Subordinated Debt Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment which shall be the close of business on the fifteenth day immediately preceding such Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holders on such Regular Record Date, and may be paid to the Person in whose name this Subordinated Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest, notice whereof shall be given to the Registered Holders of the Subordinated Debt Securities not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. The principal of and the interest (including Additional Interest, if any) on this Subordinated Debt Security shall be payable at the Corporate Trust Office in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Subordinated Debt Security is the Property Trustee or the Collateral Agent, the Company may act as its own Paying

Agent, and the payment of the principal of and interest
(including Additional Interest, if any) on this Subordinated Debt
Security will be made by wire transfer at such place and to such account as may be designated in writing by the Property Trustee or the Collateral Agent, as the case may be, prior to such payment.

           The indebtedness evidenced by this Subordinated Debt Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Subordinated Debt Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Subordinated Debt Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

           This Subordinated Debt Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

           The provisions of this Subordinated Debt Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

           IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated_____________________

      SALOMON INC

      By______________________

      Attest:


      By______________________
           Secretary


              (FORM OF CERTIFICATE OF AUTHENTICATION)

              TRUSTEE'S CERTIFICATE OF AUTHENTICATION

           This is one of the Debt Securities issued under the within-mentioned Indenture.

                               BANKERS TRUST COMPANY,
                                 as Trustee



                               [By _____________________
                                    Authenticating Agent]

                               By______________________
                                    Authorized Officer

          (FORM OF REVERSE OF SUBORDINATED DEBT SECURITY)

           This Subordinated Debt Security is one of a duly authorized series of subordinated debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter referred to as the "Debt Securities"), hereinafter specified, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of December 1, 1988 duly executed and delivered between the Company and Bankers Trust Company, a New York banking corporation, as Trustee (hereinafter referred to as the "Trustee"), as supplemented from time to time and as supplemented by the Third Supplemental Indenture dated as of
         , 1996 between the Company and the Trustee (as so supplemented and as may be further supplemented from time to time, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debt Securities. By the terms of the Indenture, the Debt Securities are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This series of Debt Securities is designated the % Subordinated Debt Securities due , 2026 in an aggregate principal amount as specified in said Third Supplemental Indenture.

           The Subordinated Debt Securities are not entitled to the benefit of any sinking fund.

           Because of the occurrence and continuation of a Tax Event, in certain circumstances this Subordinated Debt Security will become due and payable at a redemption price equal to 100% of the principal amount plus any accrued but unpaid interest, including Additional Interest, if any, to the date of such redemption (the "Subordinated Debt Redemption Price"). Except as provided in the preceding sentence, the Subordinated Debt Securities may not be redeemed by the Company prior to
          , 2001. The Company shall have the right to redeem this Subordinated Debt Security at the option of the Company, without premium or penalty, in whole (but not in part), on any Payment Date on or after , 2001 (an "Optional Redemption"), at the Subordinated Debt Redemption Price; provided, however, that after the Purchase Date (or a related Delayed Purchase Date), such right will be postponed or suspended until the fifth anniversary of such date. Any redemption pursuant to this paragraph will be made upon not less than 30 nor more than 60 days' notice.

           The Holder of this Subordinated Debt Security, including the Property Trustee and the Collateral Agent, shall have the right to require the Company to repay all or a portion (which portion must be $25 or any integral multiple thereof) of this Subordinated Debt Security (the "Subordinated Debt Put Option") on the Initial Put Option Exercise Date at a repayment price equal to 100% of the principal amount thereof plus any accrued but unpaid interest, including Additional Interest, if any, to the date of such repayment (the "Subordinated Debt Repayment Price"). In addition, after the settlement of the Purchase Contracts on an Early Purchase Date (or a related Delayed Purchase Date), the Holder of this Subordinated Debt Security, including the Property Trustee, shall have a Subordinated Debt Put Option on the Fifth Anniversary Put Option Exercise Date at the Subordinated Debt Repayment Price. In order for the Subordinated Debt Securities to be repaid on the Put Option Exercise Date, the Company must receive at the Corporate

Trust Office, either (i) not less than 10 nor more than 30 days prior to the Initial Put Option Exercise Date or (ii) not less than 25 nor more than 60 days prior to the Fifth Anniversary Put Option Exercise Date, the Subordinated Debt Securities to be repaid with the form entitled "Option to Elect Repayment" hereon duly completed. Any such notice received by the Company shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of the Subordinated Debt Securities for repayment shall be determined by the Company, whose determination shall be final and binding. Notwithstanding the foregoing, so long as the Holder is the Property Trustee or the Collateral Agent, and assuming prior notice to the Trustee, this Subordinated Debt Security may be received at the Corporate Trust Office at any time prior to 11:00 a.m., New York City time, on the Put Option Exercise Date in the form and manner as may be designated by the Property Trustee or the Collateral Agent and acceptable to the Trustee.

           In the event of repayment of this Subordinated Debt Security in part only, a new Subordinated Debt Security or Subordinated Debt Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

           In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Subordinated Debt Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

           The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Subordinated Debt Securities at the time Outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Subordinated Debt Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Subordinated Debt Security then outstanding and so affected: (i) extend the Stated Maturity of any Subordinated Debt Securities, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, (ii) change the currency of payment in which the principal of or interest on any Subordinated Debt Security is denominated or payable, (iii) impair the right to institute suit for the enforcement of any payment on or with respect to any Subordinated Debt Security or (iv) reduce the aforesaid percentage of Subordinated Debt Securities, the Holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Subordinated Debt Securities at the time outstanding affected thereby, on behalf of all of the Holders of the Subordinated Debt Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to the Subordinated Debt Securities, and its consequences, except a default in the payment of the principal of or interest on any of the Subordinated Debt Securities. Any such consent or waiver by the Registered Holder of this Subordinated Debt Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Subordinated Debt Security and of any Subordinated Debt Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Subordinated Debt Security.

           No reference herein to the Indenture and no provision of this Subordinated Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Subordinated Debt Security at the time and place and at the rate and in the money herein prescribed.

           As provided in the Indenture and subject to certain limitations therein set forth, this Subordinated Debt Security is transferable by the Registered Holder hereof on the Security Register of the Company, upon surrender of this Subordinated Debt Security for registration of transfer at the Corporate Trust Office or at any other office or agency of the Company maintained for that purpose, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the Registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Subordinated Debt Securities of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.


           Prior to due presentment for registration of transfer of this Subordinated Debt Security, the Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the Registered Holder hereof as the absolute owner hereof (whether or not this Subordinated Debt Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

           No recourse shall be had for the payment of the principal of or the interest on this Subordinated Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

           [IF THE SUBORDINATED DEBT SECURITY IS TO BE A CERTIFICATED SECURITY, INSERT- The Subordinated Debt Securities are issuable only in registered form without coupons in minimum denominations of $25 and any integral multiple thereof.] [IF THE SUBORDINATED DEBT SECURITY IS TO BE A GLOBAL SECURITY, INSERT-This Global Security is exchangeable for Subordinated Debt Securities in definitive form only under certain limited circumstances set forth in the Indenture. Subordinated Debt Securities so issued are issuable only in registered form without coupons in minimum denominations of $25 and any integral multiple thereof.] As provided in the Indenture and subject to certain limitations herein and therein set forth, Subordinated Debt Securities so issued are exchangeable for a like aggregate principal amount of Subordinated Debt Securities of a different authorized denomination, as requested by the Holder surrendering the same.

           All terms used in this Subordinated Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

           THIS SUBORDINATED DEBT SECURITY SHALL FOR ALL PURPOSES
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS

PRINCIPLES THEREOF.

                          ABBREVIATIONS

           The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -  as tenants in common
TEN ENT    -  as tenants by the entireties
JT TEN     -  as joint tenants with right of survivorship and not
              as tenants in common

UNIF GIFT MIN ACT - ______ Custodian ______
                    (Cust)           (Minor)
                     Under Uniform Gifts to
                          Minors Act


               ______________________________
                            (State)

           Additional abbreviations may also be used though not in the above list.

                         ----------------

                    OPTION TO ELECT REPAYMENT

           The undersigned hereby irrevocably requests and instructs the Company to repay $ principal amount of the within Subordinated Debt Security, pursuant to its terms, on the "Put Option Exercise Date" first occurring after the date of receipt of the within Subordinated Debt Security as specified below, together with interest thereon accrued to the date or repayment, to the undersigned at:

(Please print or type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Subordinated Debt Security or Subordinated Debt
Securities representing the remaining principal amount of this Subordinated Debt Security.


For this Option to Elect Repayment to be effective, this Subordinated Debt Security with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its Corporate Trust Office at _____________, Attention:_____________.

Dated: __________   Signature: __________________________

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Subordinated Debt Security in every particular without alteration or enlargement or any change whatsoever.


                         ----------------

           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or Taxpayer I.D. or other
Identifying Number of Assignee

- -----------------------------------------------------------------


- -----------------------------------------------------------------
      Please Print or Type Name and Address Including Postal Zip
Code of Assignee

- -----------------------------------------------------------------
the within certificates representing Subordinated Debt Securities and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________ attorney to transfer said certificates representing Subordinated Debt
Securities on the books of Salomon Inc with full power of substitution in the premises.

Dated: __________________      ______________________
                               Signature

                               ----------------------
                               NOTICE: The signature to this
                               assignment must correspond with
                               the name as it appears upon the
                               face of the within certificates
                               representing Subordinated Debt
                               Securities in every particular,
                               without alteration or enlargement
                               or any change whatsoever.